UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2020

CLEARBRIDGE

LARGE CAP GROWTH FUND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Large Cap Growth Fund for the twelve-month reporting period ended November 30, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of November 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.5 trillion.

II	ClearBridge Large Cap Growth Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2020

ClearBridge Large Cap Growth Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We attempt to identify established large capitalization companies with the highest growth potential. We then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, we attempt to identify the best values available among the growth companies identified. The core holdings of the Fund will be large capitalization companies that we believe to be dominant in their industries, global in scope and with long-term history of performance.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. equity market shrugged off a global coronavirus pandemic, COVID-19, that severely reduced economic activity for a significant portion of the reporting period yet managed to finish with solid gains. The large-cap S&P 500 Indexi advanced 17.46% for the twelve-month reporting period ended November 30, 2020 , due in large part to unprecedented levels of fiscal and monetary stimulus from the U.S. Federal Reserve Board (the “Fed”)ii and Congress, while the Russell 1000 Indexiii added 19.41%, as investors gravitated to mega-cap, technology-oriented stocks that were perceived as the safest option. Growth stocks outperformed value stocks by historically wide margins with the benchmark Russell 1000 Growth Indexiv (+36.40%) trouncing the Russell 1000 Value Indexv by 34.68 percentage points for the year.

On a sector basis, Consumer Discretionary (+58.66%) and Information Technology (“IT”) (+50.46%) were the best performers in the benchmark while Communication Services (+37.16%) also outperformed. A volatile year for crude oil prices caused Energy (-14.02%) to be the worst performing sector while Industrials (+6.47%), Real Estate (+6.75%) and Financials (+7.48%) also underperformed.

Early in the reporting period, the market rallied, driven by accommodative Fed policy and an apparent partial resolution to the U.S.-China trade dispute. The market looked forward to a robust recovery in 2020 after the U.S. economy’s stall in early 2019. High-beta tech stocks led the market.

The COVID-19 pandemic shocked world markets in the second half of the first quarter of 2020. The S&P 500 Index’s 30% decline in twenty-two trading days was the fastest drop of that magnitude in history. Cyclical stocks and companies with weak balance sheets led the decline. Oil prices collapsed from $61 dollars to below $0 in early April 2020. Consumer staples and large companies with strong balance sheets outperformed. But many groups that historically have been defensive in a recession, such as aerospace and entertainment, were not because COVID-19 threatened their profits. And large-cap technology, especially

ClearBridge Large Cap Growth Fund 2020 Annual Report	1

Fund overview (cont’d)

online and e-commerce, which historically suffered in recessions due to their high betas, thrived because COVID-19 bolstered their businesses.

Swift action by the Fed and enormous fiscal stimulus packages totaling more than $4 trillion helped the market to roar back. The S&P 500 Index rose 44% in the fifty-three trading days between March 23 and June 8, 2020. The S&P 500 Index’s second-quarter 20%+ total return was the best quarter in twenty-two years. Mega-cap technology soared, causing the highest concentration of the five largest stocks in the benchmark that the market has ever seen. The rebound continued in the third quarter. By September 2020, improving economic data flipped the market leadership away from technology towards cyclicals.

Apparent resolution of the U.S. presidential election, with Joe Biden winning the White House and a divided Congress, as well as positive COVID-19 vaccine trials in November 2020, continued a rally in cyclical and more value-oriented names to end the reporting period.

Q. How did we respond to these changing market conditions?

A. As growth investors, we see nuances in leadership and performance every year. The companies the Fund owns don’t manage for yearly results and we maintain a similar longer-term view. The accelerated recovery of the stock market from its March 2020 lows makes it easy to forget that we are in the early stages of recovery from a historically deep, albeit short recession and, as a result, we are still managing the portfolio for a low-growth environment. Nothing suggests we are entering a new renaissance of economic growth, as many sectors remain on life support. What has been different in 2020, however, is how parts of IT have played both offense and defense, a historical oddity.

Our focus on managing a diversified portfolio leads us to seek long-term growth opportunities not only in above-average earnings and revenue growers like chipmaker NVIDIA Corp. and business software provider salesforce.com Inc., companies that fall into our select bucket of growth companies and were strong performers in the reporting period, but also in established franchises who are market leaders and generators of healthy free cash flows. These blue-chip companies include Microsoft Corp., data center operator Equinix Inc. and warehouse retailer Costco Wholesale Corp. and fall in the bucket of stable growth companies that constitute the largest weighting in the portfolio. Our third area of focus is cyclical growth companies that operate in more economically sensitive areas of the market or are undergoing a business transformation that should boost earnings growth. These include industrials holdings United Parcel Service Inc., which was a strong contributor as a key provider of the transportation infrastructure necessary to handle this year’s surge in e-commerce.

Another secular trend we witnessed during the year has been the explosive transition to battery electric vehicles as well as greater sophistication of automotive technologies. We initially gained exposure to these new technologies through the purchase of high-end components maker Aptiv PLC in March 2020 and increased our participation later in the

2	ClearBridge Large Cap Growth Fund 2020 Annual Report

year through a new position in NXP Semiconductors N.V. NXP develops analog and microcontroller chips for a wide range of communications and sensor applications across the automotive, wireless and industrial markets. NXP supplies the brains that makes electronic content in vehicles function properly and should benefit from overall auto production and demand normalizing.

We see parts of Health Care as offering attractive growth rates at more reasonable multiples than IT and related internet names. We made two additions in the sector, taking advantage of the sharp drawdown in the early stages of the pandemic to purchase Amgen Inc., a biotechnology company positioned to embark on a multiyear acceleration in revenue growth from existing drugs in the market, as well as several treatments in late-stage clinical trials. We also added a new position in Alcon Inc., a leader in surgical correction of cataracts and contact lenses that has major positive product cycles in both of its core businesses that should accelerate revenue and earnings.

Other positioning changes have added cyclicality to the portfolio to be prepared once economic conditions normalize. These included buying Ulta Beauty Inc., a cosmetics and skin care retailer, with a strong balance sheet that positions it well in the recovery to accelerate share gains versus competitors with its proven omnichannel approach, particularly the challenged department stores. Ulta Beauty Inc., as well as new names Raytheon Technologies Corp., an aerospace and defense manufacturer, and energy drink maker Monster Beverage Corp,. are poised, in our opinion, to deliver above-average growth on the other side of an economic recovery.

Maintaining diversification in a dominant period for momentum, with very narrow leadership, has caused the Fund to underperform the benchmark over the last twelve months ended November 30, 2020. We continue to remain underweight IT versus the Russell 1000 Growth Index, but added selectively to the sector through the addition of NXP Semiconductors N.V., as well as semiconductor equipment maker ASML Holding N.V. and collaboration software developer Atlassian Corp Plc.

Performance review

For the twelve months ended November 30, 2020, Class A shares of ClearBridge Large Cap Growth Fund, excluding sales charges, returned 30.62%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Index, returned 36.40% for the same period. The Lipper Large-Cap Growth Funds Category Averagevi returned 35.28% over the same time frame.

ClearBridge Large Cap Growth Fund 2020 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of November 30, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Large Cap Growth Fund:
Class A	23.12%	30.62%
Class C	22.72%	29.73%
Class R	22.94%	30.22%
Class I	23.31%	31.01%
Class IS	23.36%	31.14%
Class O1	23.35%	31.07%
Russell 1000 Growth Index	25.82%	36.40%
Lipper Large-Cap Growth Funds Category Average	24.39%	35.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I, Class IS and Class O shares were 1.03%, 1.73%, 1.34%, 0.75%, 0.64% and 0.69%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in eight of the ten economic sectors in which it was invested (among eleven sectors in total) during the reporting period.

The greatest contributions to absolute returns came from the IT and Consumer Discretionary sectors. In terms of individual Fund holdings, leading contributors to performance for the period included Amazon.com Inc. in the Consumer Discretionary sector, Facebook Inc. in the Communication Services sector, as well as Microsoft Corp., Apple Inc. and NVIDIA Corp. in the IT sector.

[1]	Class O shares are offered only to former Class O shareholders of the ClearBridge Equity Fund.

4	ClearBridge Large Cap Growth Fund 2020 Annual Report

Relative to the benchmark, stock selection in the Industrials, Health Care and Real Estate sectors and an overweight allocation to the Consumer Discretionary sector were the primary contributors to performance.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Financials and Energy sectors were detractors from performance. In terms of individual Fund holdings, the leading detractors for the reporting period were Honeywell International Inc. in the Industrials sector, Charles Schwab Corp. in the Financials sector, Anheuser-Busch InBev in the Consumer Staples sector, Pioneer Natural Resources Co. in the Energy sector and Walt Disney Co. in the Communication Services sector.

Relative to the benchmark, overall stock selection and sector allocation had negative impacts on performance. In particular, stock selection in the IT, Communication Services, Consumer Discretionary and Financials sectors, an underweight to IT and an overweight to the Industrials sector were the primary detractors from returns for the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes to the Fund’s portfolio during the period included the initiation of new positions in Amgen Inc. in the Health Care sector, Ulta Beauty Inc. and Aptiv PLC in the Consumer Discretionary sector, Monster Beverage Corp. in the Consumer Staples sector and Raytheon Technologies Corp. in the Industrials sector. During the reporting period, we also closed a number of the Fund’s existing positions, the largest being Alphabet Inc. in the Communication Services sector, Honeywell International Inc. in the Industrials sector, Oracle Corp. in the IT sector as well as Charles Schwab Corp. and BlackRock, Inc. in the Financials sector.

Thank you for your investment in ClearBridge Large Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

ClearBridge Large Cap Growth Fund 2020 Annual Report	5

Fund overview (cont’d)

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

December 15, 2020

RISKS: Common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. Growth stocks as a group may fall out of favor and underperform the overall equity market while the market concentrates on value stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries. Diversification does not assure against market loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2020 were: Amazon.com Inc. (8.8%), Facebook Inc. (5.9%), Apple Inc. (4.8%), Microsoft Corp. (4.8%), Visa Inc. (4.6%), UnitedHealth Group Inc. (3.3%), Adobe Inc. (3.2%), salesforce.com Inc. (3.0%), Thermo Fisher Scientific Inc. (2.9%) and QUALCOMM Inc. (2.8%). Please refer to pages 13 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2020 were: Information Technology (38.7%), Consumer Discretionary (18.0%), Health Care (14.2%), Industrials (9.9%) and Communication Services (9.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	ClearBridge Large Cap Growth Fund 2020 Annual Report

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iv

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[v]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

[v]i

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 666 funds for the six-month period and among the 655 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Large Cap Growth Fund 2020 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2020 and November 30, 2019. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	ClearBridge Large Cap Growth Fund 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2020 and held for the six months ended November 30, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	23.12%	$1,000.00	$1,231.20	0.99%	$5.52	Class A	5.00%	$1,000.00	$1,020.05	0.99%	$5.00
Class C	22.72	1,000.00	1,227.20	1.69	9.41	Class C	5.00	1,000.00	1,016.55	1.69	8.52
Class R	22.94	1,000.00	1,229.40	1.30	7.25	Class R	5.00	1,000.00	1,018.50	1.30	6.56
Class I	23.31	1,000.00	1,233.10	0.72	4.02	Class I	5.00	1,000.00	1,021.40	0.72	3.64
Class IS	23.36	1,000.00	1,233.60	0.61	3.41	Class IS	5.00	1,000.00	1,021.95	0.61	3.08
Class O	23.35	1,000.00	1,233.50	0.66	3.69	Class O	5.00	1,000.00	1,021.70	0.66	3.34

ClearBridge Large Cap Growth Fund 2020 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended November 30, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

10	ClearBridge Large Cap Growth Fund 2020 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS	Class O
Twelve Months Ended 11/30/20	30.62%	29.73%	30.22%	31.01%	31.14%	31.07%
Five Years Ended 11/30/20	17.18	16.35	16.84	17.53	17.64	17.59
Ten Years Ended 11/30/20	16.85	16.01	16.49	17.24	N/A	N/A
Inception* through 11/30/20	—	—	—	—	17.82	16.44

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS	Class O
Twelve Months Ended 11/30/20	23.11%	28.73%	30.22%	31.01%	31.14%	31.07%
Five Years Ended 11/30/20	15.80	16.35	16.84	17.53	17.64	17.59
Ten Years Ended 11/30/20	16.15	16.01	16.49	17.24	N/A	N/A
Inception* through 11/30/20	—	—	—	—	17.82	16.44

Cumulative total returns
Without sales charges[1]
Class A (11/30/10 through 11/30/20)	374.36%
Class C (11/30/10 through 11/30/20)	341.53
Class R (11/30/10 through 11/30/20)	360.21
Class I (11/30/10 through 11/30/20)	390.66
Class IS (Inception date of 3/15/13 through 11/30/20)	254.28
Class O (Inception date of 12/19/14 through 11/30/20)	147.24

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A and C shares is August 29, 1997. Inception dates for Class R, I, IS and O shares are December 28, 2006, October 15, 1997, March 15, 2013 and December 19, 2014, respectively.

ClearBridge Large Cap Growth Fund 2020 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Large Cap Growth Fund vs. Russell 1000 Growth Index† — November 2010 - November 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A and C shares of ClearBridge Large Cap Growth Fund on November 30, 2010, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2020. The hypothetical illustration also assumes a $10,000 investment in the Russell 1000 Growth Index. The Russell 1000 Growth Index (the “Index”) measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	ClearBridge Large Cap Growth Fund 2020 Annual Report

Schedule of investments

November 30, 2020

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Common Stocks — 98.5%
Communication Services — 9.5%
Entertainment — 1.7%
Walt Disney Co.	2,049,309	$303,318,225
Interactive Media & Services — 5.9%
Facebook Inc., Class A Shares	3,873,156	1,072,748,017	*
Media — 1.9%
Comcast Corp., Class A Shares	6,999,041	351,631,820
Total Communication Services		1,727,698,062
Consumer Discretionary — 18.0%
Auto Components — 1.4%
Aptiv PLC	2,204,916	261,723,529
Internet & Direct Marketing Retail — 11.7%
Alibaba Group Holding Ltd., ADR	1,093,686	288,033,145	*
Amazon.com Inc.	507,245	1,606,972,450	*
Booking Holdings Inc.	114,927	233,123,673	*
Total Internet & Direct Marketing Retail		2,128,129,268
Specialty Retail — 4.9%
Advance Auto Parts Inc.	1,608,947	237,641,472
Home Depot Inc.	1,238,668	343,618,890
Ulta Beauty Inc.	1,147,046	315,896,468	*
Total Specialty Retail		897,156,830
Total Consumer Discretionary		3,287,009,627
Consumer Staples — 4.2%
Beverages — 2.4%
Anheuser-Busch InBev SA/NV, ADR	2,624,083	174,973,854
Monster Beverage Corp.	3,164,134	268,255,281	*
Total Beverages		443,229,135
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	809,852	317,275,718
Total Consumer Staples		760,504,853
Financials — 0.9%
Consumer Finance — 0.9%
American Express Co.	1,433,897	170,045,845
Health Care — 14.2%
Biotechnology — 4.3%
Alexion Pharmaceuticals Inc.	2,008,876	245,303,848	*
Amgen Inc.	1,733,438	384,892,574
BioMarin Pharmaceutical Inc.	1,949,552	153,429,742	*
Total Biotechnology		783,626,164
Health Care Equipment & Supplies — 1.2%
Alcon Inc.	3,478,909	223,415,536	*
Health Care Providers & Services — 3.3%
UnitedHealth Group Inc.	1,791,592	602,584,053

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2020 Annual Report	13

Schedule of investments (cont’d)

November 30, 2020

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Life Sciences Tools & Services — 2.9%
Thermo Fisher Scientific Inc.	1,144,324	$532,087,774
Pharmaceuticals — 2.5%
Zoetis Inc.	2,840,249	455,519,135
Total Health Care		2,597,232,662
Industrials — 9.9%
Aerospace & Defense — 1.5%
Raytheon Technologies Corp.	3,698,399	265,249,176
Air Freight & Logistics — 2.7%
United Parcel Service Inc., Class B Shares	2,933,013	501,750,534
Professional Services — 2.0%
IHS Markit Ltd.	3,718,019	369,794,170
Road & Rail — 1.9%
Uber Technologies Inc.	7,073,230	351,256,602	*
Trading Companies & Distributors — 1.8%
W.W. Grainger Inc.	779,403	326,024,275
Total Industrials		1,814,074,757
Information Technology — 38.7%
IT Services — 7.9%
Akamai Technologies Inc.	3,036,327	314,290,208	*
Fidelity National Information Services Inc.	1,944,846	288,634,595
Visa Inc., Class A Shares	4,022,504	846,133,716
Total IT Services		1,449,058,519
Semiconductors & Semiconductor Equipment — 9.1%
ASML Holding NV, Registered Shares	400,800	175,442,184
NVIDIA Corp.	924,970	495,839,418
NXP Semiconductors NV	1,384,575	219,344,372
QUALCOMM Inc.	3,507,733	516,233,066
Texas Instruments Inc.	1,510,646	243,591,667
Total Semiconductors & Semiconductor Equipment		1,650,450,707
Software — 16.9%
Adobe Inc.	1,219,875	583,673,591	*
Atlassian Corp. PLC, Class A Shares	481,390	108,336,819	*
Microsoft Corp.	4,066,240	870,459,997
Nutanix Inc., Class A Shares	4,249,802	116,402,077	*
Palo Alto Networks Inc.	1,021,186	300,146,989	*
salesforce.com Inc.	2,193,202	539,089,052	*
Splunk Inc.	1,648,993	336,691,391	*
VMware Inc., Class A Shares	1,679,902	235,001,491	*
Total Software		3,089,801,407
Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	7,391,970	880,014,028
Total Information Technology		7,069,324,661

See Notes to Financial Statements.

14	ClearBridge Large Cap Growth Fund 2020 Annual Report

ClearBridge Large Cap Growth Fund

Security		Shares	Value
Materials — 1.5%
Chemicals — 1.5%
Ecolab Inc.		1,206,208	$267,959,107
Real Estate — 1.6%
Equity Real Estate Investment Trusts (REITs) — 1.6%
Equinix Inc.		424,386	296,132,307
Total Investments before Short-Term Investments (Cost — $10,407,183,370)			17,989,981,881

	Rate
Short-Term Investments — 1.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	197,896,069	197,896,069
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	49,474,017	49,474,017	(a)
Total Short-Term Investments (Cost — $247,370,086)			247,370,086
Total Investments — 99.8% (Cost — $10,654,553,456)			18,237,351,967
Other Assets in Excess of Liabilities — 0.2%			27,725,233
Total Net Assets — 100.0%			$18,265,077,200

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2020, the total market value of investments in Affiliated Companies was $49,474,017 and the cost was $49,474,017 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2020 Annual Report	15

Statement of assets and liabilities

November 30, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $10,605,079,439)	$18,187,877,950
Investments in affiliated securities, at value (Cost — $49,474,017)	49,474,017
Receivable for Fund shares sold	20,294,886
Receivable for securities sold	20,239,680
Dividends and interest receivable	13,959,656
Prepaid expenses	240,207
Total Assets	18,292,086,396

Liabilities:
Payable for Fund shares repurchased	14,807,397
Investment management fee payable	8,734,977
Transfer agent fees payable	2,072,324
Service and/or distribution fees payable	1,084,843
Trustees’ fees payable	126,179
Accrued expenses	183,476
Total Liabilities	27,009,196
Total Net Assets	$18,265,077,200

Net Assets:
Par value (Note 7)	$2,706
Paid-in capital in excess of par value	9,679,341,003
Total distributable earnings (loss)	8,585,733,491
Total Net Assets	$18,265,077,200

See Notes to Financial Statements.

16	ClearBridge Large Cap Growth Fund 2020 Annual Report

Net Assets:
Class A	$2,967,591,477
Class C	$534,494,196
Class R	$148,767,105
Class I	$10,139,503,818
Class IS	$3,751,205,429
Class O	$723,515,175

Shares Outstanding:
Class A	47,669,065
Class C	11,093,864
Class R	2,514,121
Class I	145,308,547
Class IS	53,657,997
Class O	10,354,191

Net Asset Value:
Class A (and redemption price)	$62.25
Class C*	$48.18
Class R (and redemption price)	$59.17
Class I (and redemption price)	$69.78
Class IS (and redemption price)	$69.91
Class O (and redemption price)	$69.88
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$66.05

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2020 Annual Report	17

Statement of operations

For the Year Ended November 30, 2020

Investment Income:
Dividends	$135,040,882
Interest from unaffiliated investments	1,181,441
Interest from affiliated investments	306,631
Less: Foreign taxes withheld	(380,380)
Total Investment Income	136,148,574

Expenses:
Investment management fee (Note 2)	98,407,301
Transfer agent fees (Note 5)	14,484,710
Service and/or distribution fees (Notes 2 and 5)	11,556,064
Trustees’ fees	1,229,626
Registration fees	506,991
Fund accounting fees	233,734
Legal fees	177,335
Insurance	155,451
Custody fees	139,175
Shareholder reports	99,497
Audit and tax fees	42,149
Miscellaneous expenses	47,994
Total Expenses	127,080,027
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(114,962)
Net Expenses	126,965,065
Net Investment Income	9,183,509

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	1,108,173,894
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	3,463,328,806
Net Gain on Investments	4,571,502,700
Increase in Net Assets From Operations	$4,580,686,209

See Notes to Financial Statements.

18	ClearBridge Large Cap Growth Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2020	2019

Operations:
Net investment income	$9,183,509	$48,470,262
Net realized gain	1,108,173,894	804,813,462
Change in net unrealized appreciation (depreciation)	3,463,328,806	1,423,958,312
Increase in Net Assets From Operations	4,580,686,209	2,277,242,036

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(741,475,495)	(404,753,147)
Decrease in Net Assets From Distributions to Shareholders	(741,475,495)	(404,753,147)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	5,048,068,710	5,643,188,283
Reinvestment of distributions	561,592,897	329,009,304
Cost of shares repurchased	(6,544,786,864)	(3,616,842,184)
Shares redeemed in-kind (Note 9)	(174,914,078)	(191,922,402)
Increase (Decrease) in Net Assets From Fund Share Transactions	(1,110,039,335)	2,163,433,001
Increase in Net Assets	2,729,171,379	4,035,921,890

Net Assets:
Beginning of year	15,535,905,821	11,499,983,931
End of year	$18,265,077,200	$15,535,905,821

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2020 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$50.13	$44.22	$41.91	$34.46	$33.78

Income (loss) from operations:
Net investment income (loss)	(0.09)	0.07	0.01	0.02	0.07
Net realized and unrealized gain	14.71	7.40	4.09	8.14	1.57
Total income from operations	14.62	7.47	4.10	8.16	1.64

Less distributions from:
Net investment income	(0.07)	(0.00) [2]	(0.00) [2]	(0.03)	(0.01)
Net realized gains	(2.43)	(1.56)	(1.79)	(0.68)	(0.95)
Total distributions	(2.50)	(1.56)	(1.79)	(0.71)	(0.96)

Net asset value, end of year	$62.25	$50.13	$44.22	$41.91	$34.46
Total return[3]	30.62%	17.70%	10.25%	24.14%	5.02%

Net assets, end of year (millions)	$2,968	$2,326	$1,865	$1,794	$1,253

Ratios to average net assets:
Gross expenses	1.00%	1.02%	1.04%	1.11%	1.15%
Net expenses[4,5]	1.00	1.02	1.04	1.08	1.09
Net investment income (loss)	(0.17)	0.14	0.03	0.05	0.22

Portfolio turnover rate	23%[6]	25%[6]	20%[7]	24%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective March 31, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. During the period August 3, 2015 through March 30, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.15%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

20	ClearBridge Large Cap Growth Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$39.54	$35.47	$34.19	$28.42	$28.22

Income (loss) from operations:
Net investment loss	(0.35)	(0.19)	(0.23)	(0.21)	(0.14)
Net realized and unrealized gain	11.42	5.82	3.30	6.66	1.29
Total income from operations	11.07	5.63	3.07	6.45	1.15

Less distributions from:
Net realized gains	(2.43)	(1.56)	(1.79)	(0.68)	(0.95)
Total distributions	(2.43)	(1.56)	(1.79)	(0.68)	(0.95)

Net asset value, end of year	$48.18	$39.54	$35.47	$34.19	$28.42
Total return[2]	29.73%	16.84%	9.51%	23.22%	4.26%

Net assets, end of year (millions)	$534	$446	$553	$515	$384

Ratios to average net assets:
Gross expenses	1.71%	1.72%	1.73%	1.84%	1.88%
Net expenses[3,4]	1.71	1.72	1.73	1.81	1.82
Net investment loss	(0.88)	(0.53)	(0.66)	(0.68)	(0.51)

Portfolio turnover rate	23%[5]	25%[5]	20%[6]	24%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2020 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class R Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$47.84	$42.40	$40.37	$33.31	$32.76

Income (loss) from operations:
Net investment loss	(0.24)	(0.07)	(0.11)	(0.09)	(0.01)
Net realized and unrealized gain	14.00	7.07	3.93	7.85	1.51
Total income from operations	13.76	7.00	3.82	7.76	1.50

Less distributions from:
Net investment income	—	—	—	(0.02)	—
Net realized gains	(2.43)	(1.56)	(1.79)	(0.68)	(0.95)
Total distributions	(2.43)	(1.56)	(1.79)	(0.70)	(0.95)

Net asset value, end of year	$59.17	$47.84	$42.40	$40.37	$33.31
Total return[2]	30.22%	17.34%	9.93%	23.77%	4.75%

Net assets, end of year (000s)	$148,767	$139,214	$126,653	$95,961	$38,823

Ratios to average net assets:
Gross expenses	1.31%	1.33%	1.35%	1.42%	1.43%
Net expenses[3]	1.31 [4]	1.33	1.35 [4]	1.38 [4]	1.37 [4]
Net investment loss	(0.48)	(0.16)	(0.27)	(0.24)	(0.05)

Portfolio turnover rate	23%[5]	25%[5]	20%[6]	24%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

22	ClearBridge Large Cap Growth Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$55.85	$49.08	$46.30	$37.97	$37.11

Income from operations:
Net investment income	0.06	0.21	0.16	0.15	0.20
Net realized and unrealized gain	16.49	8.25	4.52	8.98	1.71
Total income from operations	16.55	8.46	4.68	9.13	1.91

Less distributions from:
Net investment income	(0.19)	(0.13)	(0.11)	(0.12)	(0.10)
Net realized gains	(2.43)	(1.56)	(1.79)	(0.68)	(0.95)
Total distributions	(2.62)	(1.69)	(1.90)	(0.80)	(1.05)

Net asset value, end of year	$69.78	$55.85	$49.08	$46.30	$37.97
Total return[2]	31.01%	18.03%	10.56%	24.52%	5.34%

Net assets, end of year (millions)	$10,140	$8,855	$6,376	$5,128	$2,128

Ratios to average net assets:
Gross expenses	0.72%	0.74%	0.75%	0.83%	0.84%
Net expenses[3]	0.72 [4]	0.74	0.75	0.78 [4]	0.78 [4]
Net investment income	0.11	0.42	0.33	0.35	0.54

Portfolio turnover rate	23%[5]	25%[5]	20%[6]	24%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2020 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$55.94	$49.16	$46.35	$38.00	$37.13

Income from operations:
Net investment income	0.12	0.26	0.21	0.19	0.24
Net realized and unrealized gain	16.51	8.26	4.53	8.97	1.70
Total income from operations	16.63	8.52	4.74	9.16	1.94

Less distributions from:
Net investment income	(0.23)	(0.18)	(0.14)	(0.13)	(0.12)
Net realized gains	(2.43)	(1.56)	(1.79)	(0.68)	(0.95)
Total distributions	(2.66)	(1.74)	(1.93)	(0.81)	(1.07)

Net asset value, end of year	$69.91	$55.94	$49.16	$46.35	$38.00
Total return[2]	31.14%	18.15%	10.69%	24.61%	5.42%

Net assets, end of year (millions)	$3,751	$3,171	$2,033	$1,265	$256

Ratios to average net assets:
Gross expenses	0.62%	0.63%	0.65%	0.73%	0.76%
Net expenses[3]	0.62 [4]	0.63	0.65	0.70 [4]	0.70 [4]
Net investment income	0.21	0.52	0.44	0.46	0.68

Portfolio turnover rate	23%[5]	25%[5]	20%[6]	24%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

24	ClearBridge Large Cap Growth Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class O Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$55.92	$49.13	$46.34	$37.99	$37.12

Income from operations:
Net investment income	0.09	0.25	0.18	0.16	0.21
Net realized and unrealized gain	16.51	8.25	4.52	8.99	1.72
Total income from operations	16.60	8.50	4.70	9.15	1.93

Less distributions from:
Net investment income	(0.21)	(0.15)	(0.12)	(0.12)	(0.11)
Net realized gains	(2.43)	(1.56)	(1.79)	(0.68)	(0.95)
Total distributions	(2.64)	(1.71)	(1.91)	(0.80)	(1.06)

Net asset value, end of year	$69.88	$55.92	$49.13	$46.34	$37.99
Total return[2]	31.07%	18.11%	10.60%	24.56%	5.40%

Net assets, end of year (millions)	$724	$598	$546	$531	$457

Ratios to average net assets:
Gross expenses	0.67%	0.68%	0.70%	0.78%	0.82%
Net expenses[3]	0.67 [4]	0.68	0.70	0.74 [4]	0.74 [4]
Net investment income	0.16	0.49	0.36	0.38	0.57

Portfolio turnover rate	23%[5]	25%[5]	20%[6]	24%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class O shares did not exceed 0.74%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

[6]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2020 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

26	ClearBridge Large Cap Growth Fund 2020 Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge Large Cap Growth Fund 2020 Annual Report	27

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs ( Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$17,989,981,881	—	—	$17,989,981,881
Short-Term Investments†	247,370,086	—	—	247,370,086
Total Investments	$18,237,351,967	—	—	$18,237,351,967

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in

28	ClearBridge Large Cap Growth Fund 2020 Annual Report

foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing

ClearBridge Large Cap Growth Fund 2020 Annual Report	29

Notes to financial statements (cont’d)

requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(106,918,367)	$106,918,367

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, ClearBridge and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to

30	ClearBridge Large Cap Growth Fund 2020 Annual Report

Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I, Class IS and Class O shares did not exceed 1.10%, 1.90%, 1.40%, 0.80%, 0.70% and 0.74%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended November 30, 2020, fees waived and/or expenses reimbursed amounted to $114,962, which included an affiliated money market fund waiver of $15,735.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

ClearBridge Large Cap Growth Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

For the year ended November 30, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$948,416	—
CDSCs	5,506	$36,890

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,645,102,887
Sales	5,312,702,106	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $173,015,273 (Note 9).

At November 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$10,665,129,710	$7,718,095,505	$(145,873,248)	$7,572,222,257

4. Derivative instruments and hedging activities

During the year ended November 30, 2020, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

32	ClearBridge Large Cap Growth Fund 2020 Annual Report

For the year ended November 30, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$6,266,193	†	$3,431,953
Class C	4,600,864		410,678
Class R	689,007		271,182
Class I	—		9,969,532
Class IS	—		75,991
Class O	—		325,374
Total	$11,556,064		$14,484,710

†	Amount shown is exclusive of expense reimbursements. For the year ended November 30, 2020, the service and/or distribution fees reimbursed amounted to $691 for Class A shares.

For the year ended November 30, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$17,725
Class C	3,133
Class R	960
Class I	65,548
Class IS	23,327
Class O	4,269
Total	$114,962

6. Distributions to shareholders by class

	Year Ended November 30, 2020	Year Ended November 30, 2019
Net Investment Income:
Class A	$3,349,565	$68,855
Class C	—	—
Class R	—	—
Class I	29,299,641	16,857,801
Class IS	13,119,845	7,408,921
Class O	2,231,011	1,665,655
Total	$48,000,062	$26,001,232

ClearBridge Large Cap Growth Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

	Year Ended November 30, 2020	Year Ended November 30, 2019
Net Realized Gains:
Class A	$112,597,987	$65,609,747
Class C	27,221,060	24,282,583
Class R	7,020,586	4,631,936
Class I	383,746,204	202,116,601
Class IS	136,987,782	64,781,416
Class O	25,901,814	17,329,632
Total	$693,475,433	$378,751,915

7. Shares of beneficial interest

At November 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2020		Year Ended November 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	12,260,955	$633,866,080	13,748,590	$629,354,385
Shares issued on reinvestment	2,094,408	100,887,595	1,390,618	56,723,298
Shares repurchased	(13,095,598)	(674,664,860)	(10,686,783)	(486,709,789)
Shares redeemed in-kind	—	—	(219,536)	(10,812,174)
Net increase	1,259,765	$60,088,815	4,232,889	$188,555,720

Class C
Shares sold	2,707,478	$112,170,882	2,680,778	$93,693,544
Shares issued on reinvestment	598,058	22,445,117	673,555	21,823,184
Shares repurchased	(3,492,002)	(139,173,432)	(7,669,642)	(280,023,046)
Net decrease	(186,466)	$(4,557,433)	(4,315,309)	$(164,506,318)

Class R
Shares sold	537,274	$25,770,048	799,828	$34,494,721
Shares issued on reinvestment	140,149	6,437,048	98,753	3,856,298
Shares repurchased	(1,073,324)	(52,210,483)	(975,757)	(42,087,929)
Net decrease	(395,901)	$(20,003,387)	(77,176)	$(3,736,910)

34	ClearBridge Large Cap Growth Fund 2020 Annual Report

	Year Ended November 30, 2020		Year Ended November 30, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	57,193,704	$3,162,099,950	69,434,613	$3,449,560,097
Shares issued on reinvestment	5,064,002	272,696,489	3,627,947	164,418,549
Shares repurchased	(75,125,790)	(4,354,576,893)	(41,299,182)	(2,076,044,000)
Shares redeemed in-kind	(373,016)	(20,318,196)	(3,130,669)	(152,251,381)
Net increase (decrease)	(13,241,100)	$(940,098,650)	28,632,709	$1,385,683,265

Class IS
Shares sold	19,251,100	$1,102,482,083	28,146,116	$1,434,399,661
Shares issued on reinvestment	2,526,504	136,178,579	1,470,270	66,676,817
Shares repurchased	(22,217,715)	(1,270,015,762)	(13,678,850)	(691,872,426)
Shares redeemed in-kind	(2,588,007)	(154,595,882)	(598,985)	(28,858,847)
Net increase (decrease)	(3,028,118)	$(185,950,982)	15,338,551	$780,345,205

Class O
Shares sold	189,398	$11,679,667	33,000	$1,685,875
Shares issued on reinvestment	425,753	22,948,069	342,032	15,511,158
Shares repurchased	(954,012)	(54,145,434)	(801,649)	(40,104,994)
Net decrease	(338,861)	$(19,517,698)	(426,617)	$(22,907,961)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended November 30, 2020. The following transactions were effected in such company for the year ended November 30, 2020.

	Affiliate Value at November 30, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$643,206,426	643,206,426	$593,732,409	593,732,409

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2020
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$306,631	—	$49,474,017

ClearBridge Large Cap Growth Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the years ended November 30, 2020 and November 30, 2019, the Fund had redemptions in-kind with total proceeds in the amount of $174,914,078 and $191,922,402, respectively. The net realized gain on these redemptions in-kind amounted to $106,918,367 and $111,278,750, respectively, which were not realized for tax purposes.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$48,000,062	$127,633,421
Net long-term capital gains	693,475,433	277,119,726
Total distributions paid	$741,475,495	$404,753,147

As of November 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$101,417,833
Undistributed long-term capital gains — net	912,129,580
Total undistributed earnings	$1,013,547,413
Other book/tax temporary differences(a)	(36,179)
Unrealized appreciation (depreciation)(b)	7,572,222,257
Total distributable earnings (loss) — net	$8,585,733,491

(a)	Other book/tax temporary differences are attributable to the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

36	ClearBridge Large Cap Growth Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Large Cap Growth Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the four years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Large Cap Growth Fund 2020 Annual Report	37

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	7,013,654,775.615	69,862,658.987	304,518,300.203	0
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC	7,018,799,508.523	70,678,402.255	298,557,824.027	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	7,000,306,464.199	71,173,232.216	316,556,038.390	0

38	ClearBridge Large Cap Growth Fund

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

ClearBridge Large Cap Growth Fund	39

Statement regarding liquidity risk management program (unaudited) (cont’d)

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that all redemptions in-kind by the fund during the Reporting Period were effected in accordance with the Program.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

40	ClearBridge Large Cap Growth Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Large Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

ClearBridge Large Cap Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

42	ClearBridge Large Cap Growth Fund

Independent Trustees† (cont’d)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

ClearBridge Large Cap Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	145
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

44	ClearBridge Large Cap Growth Fund

Additional Officers (cont’d)

Jenna Bailey
Franklin Templeton
100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira*
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Large Cap Growth Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

46	ClearBridge Large Cap Growth Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2020:

Record date:	12/17/2019
Payable date:	12/18/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%
Long-Term Capital Gain Dividend	$2.426550

ClearBridge Large Cap Growth Fund	47

ClearBridge

Large Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Large Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Large Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing. www.leggmason.com

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1380 1/21 SR20-4049

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2019 and November 30, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,785 in November 30, 2019 and $68,121 in November 30, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2019 and $0 in November 30, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in November 30, 2019 and $0 in November 30, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in November 30, 2019 and $0 in November 30, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for November 30, 2019 and November 30, 2020; Tax Fees were 100% and 100% for November 30, 2019 and November 30, 2020; and Other Fees were 100% and 100% for November 30, 2019 and November 30, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $347,570 in November 30, 2019 and $857,834 in November 30, 2020.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 22, 2021